UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2025

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1817 W. Braker Lane, Suite 400, Austin, Texas		78758
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on December 21, 2022, Astrotech Corporation, a Delaware corporation (the “Company”), entered into a Rights Agreement (the “Rights Agreement”) with Equiniti Trust Company (f/k/a American Stock Transfer & Trust Company, LLC), a New York limited liability company, as rights agent (the “Rights Agent”), as amended by that certain Amendment No. 1, entered into by and between the Company and the Rights Agent on December 18, 2023, and further amended by that certain Amendment No. 2, entered into by and between the Company and the Rights Agent on December 12, 2024.

On December 12, 2025, the Company entered into Amendment No. 3 to the Rights Agreement with the Rights Agent (the “Amendment”), which amends the Rights Agreement. The Amendment extends the Final Expiration Date (as defined in the Rights Agreement) to 5:00 P.M., New York City time, on December 20, 2026, unless the Final Expiration Date is further extended by the Company or the rights subject to the Rights Agreement (the “Rights”) are earlier redeemed or exchanged by the Company in accordance with the terms of the Rights Agreement. All other terms and conditions of the Rights Agreement remain unchanged.

The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, as amended by the Amendment. The descriptions of the Rights Agreement, the previous amendments and the Amendment are qualified in their entirety by reference to the full text of the Rights Agreement, the previous amendments and the Amendment, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4 respectively, and each of which is incorporated herein by reference.

Item 3.03. Material Modifications of Rights of Security Holders.

The information set forth under the caption “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 12, 2025, the Company held its annual meeting of stockholders (the “Annual Meeting”), pursuant to notice duly given, at 1817 West Braker Lane, Suite 400, Austin Texas 78758. Of the 1,769,269 shares of Company’s common stock, $0.001 par value per share (“Common Stock”), entitled to vote at the Annual Meeting, 969,211 shares were present in person or by proxy. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1 - Election of Directors

By the votes reflected below, our stockholders elected the following individuals to serve as directors to serve for the respective terms prescribed by the Company’s bylaws:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas B. Pickens III	290,435	206,277	N/A
Tom Wilkinson	267,997	228,715	N/A
Bob McFarland	279,950	216,762	N/A
Eric Stober	293,634	203,078	N/A
Charles Winn	292,049	204,663	N/A
John Halinski	294,672	202,040	N/A

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

By the votes reflected below, our stockholders ratified the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
935,627	20,631	12,952	451,868

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1
Rights Agreement between the Company and Equiniti Trust Company (f/k/a American Stock Transfer & Trust Company, LLC), as Rights Agent, dated as of December 21, 2022 (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K filed with the Securities and Exchange Commission on December 21, 2022).

4.2
Amendment No. 1 to Rights Agreement by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of December 18, 2023 (incorporated by reference to Exhibit 4.2 of the Registrant’s Form 8-K filed with the Securities and Exchange Commission on December 18, 2023).

4.3
Amendment No. 2 to Rights Agreement by and between the Company and Equiniti Trust Company (f/k/a American Stock Transfer & Trust Company, LLC), as Rights Agent, dated as of December 12, 2024 (incorporated by reference to Exhibit 4.3 of the Registrant’s Form 8-K filed with the Securities and Exchange Commission on December 13, 2024).

4.4*	Amendment No. 3 to Rights Agreement dated as of December 12, 2025 to the Rights Agreement between the Company and Equiniti Trust Company, as Rights Agent, dated as of December 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

December 17, 2025	By:	/s/ Thomas B. Pickens III
Thomas B. Pickens III
Chief Executive Officer, Chief Technology Officer and Chairman of the Board